EXHIBIT 10.14

10.14   Lease Agreement between 3513, L.C. and CommunicateNow.com, Inc.

                         BIRD CREEK TWO OFFICE BUILDING

                           COMMERCIAL LEASE AGREEMENT
STATE OF TEXAS)(

COUNTY OF BELL)(

This contract and agreement of lease entered into by and between 3513. L.C., hereinafter called "Landlord" and Communicate Now.com Inc.
hereinafter called "Tenant", witnesseth:

I. PREMISES. Landlord does hereby lease unto Tenant the following described space. herein called the Leased Premises. in the building located at 2015
Birdcreek Terrace. in the City of Temple, Bell County. Texas: Suites 101.102,103
& 104.

2. TERM. The term of this lease shall be for a period of one (I) year, commencing on April 1, 2001, and terminating on March 31.2002,unless sooner terminated as hereinafter provided. If the Tenant should remain in possession of the Leased Premises, with the consent of the Landlord after expiration of this lease, a new tenancy from month to month shall be created between the Landlord and Tenant which shall be subject to all the terms and conditions of this lease, but which shall be terminable by thirty (30) days written notice served by either Landlord or Tenant on the other party to this lease.

3. USE. The Leased Premises shall be used and occupied by Tenant during the term hereof for the sole and only purpose of general office use.

4. RENTS. As compensation for the use and occupancy of such premises and the services to be performed and provided by Landlord, the Tenant agrees to pay to the Landlord at 4102 S. 31. Street. Suite 700. Temple. Texas 76502, or at such other address as Landlord may from time to time designate, the sum of $2.712.00 per month, payable in advance on the first day of each and every calendar month during the term of the lease, if rent is not received by Landlord by the 5th of each ~nth. Tenant shall pay a late charge of $50.00 plus a penalty of $5.00 per day until rent is received in full Tenant shall pay $25.00 for each returned check.

5. LANDLORD.S LIENS. As security for the performance by the Tenant of all covenants to be paid, kept and performed by him, the Landlord shall have the benefit of the statutory landlord's preference lien upon all property, fixtures goods, wares and merchandise of the Tenant that may be placed in or upon the
Leased Premises during the term hereof Cumulative thereof, the Tenant also gives and grants unto the Landlord an express security interest upon all goods, wares, merchandise, fixtures and other property of the Tenant which may be placed in or upon the Leased Premises during the term, which said security interest shall be second and inferior to any purchase money security interest of any third party as to any such property and which said security interest herein granted unto
Landlord shall not be applicable as to Tenant's goods, wares and merchandise daily exposed to sale. Landlord and Tenant mutually covenant and agree that this lease contract shall also act as a security agreement as between Tenant, as
Debtor, and Landlord, as Secured Party.

6. SERVICES PROVIDED BY LANDLORD. Landlord shall furnish the Tenant, at
Landlord's expense, the following services during the term of this lease:

     (a) Restroom facilities for the use of Tenant and Tenant's employees in common with other tenants and their employee's on the same floor as the
     Leased Premises.

     (b)  Landlord shall maintain and keep the public and common areas of the building, such as lobbies, stairs, corridors, and restrooms in reasonably good order and condition, except for damage occasioned by Tenant, or its employees, agents, or invitees.

     ( c) Landlord shall make all structural repairs to the building and all repairs which may be needed to the roof, outer walls, mechanical, electrical, and plumbing systems in the Leased Premises, excluding repairs to any non-building standard fixture or other improvements installed or made by or at the request of Tenant. In the event that any repair or replacement is required by reason of the negligence or abuse of Tenant or its agents, employees or invitees, or of any other person using the Leased
     Premises with Tenant's consent, express or implied, Landlord may make such repair and add the cost thereof to the first installment of rent thereafter becoming due unless Landlord shall have actually recovered such cost through insurance proceedings.

     (d)  Tenant shall not install or operate in the Leased Premises any electrically operated equipment(other than adding machines and other office equipment normally used in modern offices), or any plumbing fixtures, without first obtaining the prior written consent of the Landlord. Tenant shall not install any  equipment of any kind or nature whatsoever which would or might necessitate any changes, replacements, or additions to the water system or plumbing system, heating system, air conditioning system, or the electrical system servicing the Leased Premises or any other portion of the building  without prior written consent of the Landlord, and in the event such consent is granted, the entire cost of such replacements, changes, or additions shall be paid by the Tenant.

Landlord does not guarantee that any service will be free from reasonable interruption caused by repairs, improvements, changes in services, alterations, strikes, labor controversies, accidents or other causes beyond the Landlord's control, and no such reasonable interruption not caused by the negligence of
Landlord shall be deemed a breach of its obligation there under or render
Landlord liable to Tenant for damages.

7. SERVICES PROVIDED BY TENANT. Tenant shall pay for janitorial and electrical services used and consumed by it at the Leased Premises.

8. TAXES. Each year during the term of this lease, Landlord shall pay real estate taxes assessed against the Leased Premises in an amount equal to the total real estate taxes assessed against the Leased Premises in the base year.
Each year during the term of this lease, Tenant shall pay as additional rental, upon receipt of a statement from Landlord together with tax statements or other verification from the proper taxing authority, his pro rata share of any increase in real estate taxes over the base year on the property of which the
Leased Premises is a part. Any increase in real estate taxes for a fractional year shall be prorated. The base year shall be 2001. Tenant shall be liable for all taxes levied or assessed against personal property, furniture, or fixtures placed by Tenant in the Leased Premises. If any such taxes for which Tenant is liable are levied or assessed against Landlord, and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord upon demand that part of such taxes for which Tenant is primarily liable hereunder.

9. INSURANCE. Landlord shall pay for fire and extended coverage insurance on the building in which the Leased Premises are located. Tenant shall pay as additional rental to Landlord during the term hereof, his pro rata share of any increase in premiums for the insurance required over and above such premiums paid during the base year of this lease. Tenant shall provide general liability and property damage insurance for its business operations on the Leased Premises in the amount of $500,000. Said insurance policies required to be provided by
Tenant herein shall name Landlord as an additional insured and shall be issued by an insurance company approved by Landlord. Tenant shall provide Landlord with certificates of insurance evidencing the coverage required herein. Tenant shall be solely responsible for fire and casualty insurance on Tenant's property on or about the Leased Premises.

10. COMPLIANCE WITH LAWS AND REGULATIONS. Tenant shall not conduct in the Leased
Premises any action prohibited by law, and will not conduct therein any lawful business in an unlawful manner, or permit any nuisance or annoyance to be maintained in the Leased Premises, or commit any act or carry on any action which might appreciably damage Landlord's goodwill or reputation or tend to injure or depreciate the building. Tenant and Tenant's agents, employees, patrons, and visitors shall comply with all rules and regulations furnished to
Tenant in writing from time to time.

11. CARE OF LEASED PREMISES. Tenant agrees, on behalf of itself, its employees, and agents, that it shall:

     (a)  Comply at all times with any and all applicable federal, state, and local statutes, regulations, ordinances, and other requirements of any of the constituted public authorities relating to its use and occupancy of the Leased Premises.

     (b)  Keep the Leased Premises in good, clean condition; repair all damages to the Leased Premises in general and specifically replace light bulbs and spot clean carpet. Reasonable use and wear thereof, damage from fire and extended coverage type risk, and repairs to the extent same are Landlord's obligations under the lease are excepted. Tenant shall replace all glass broken by Tenant, its agents, employees, or invitees, with glass of the same qualities that broken, except for glass broken by fire and extended coverage type risk, and commit no waste in or upon the Leased Premises.

     (c)  Upon the termination of this Lease in any manner whatsoever, remove
          Tenant's goods and effects and those of any other person claiming under Tenant, and quit and deliver up the Leased Premises to Landlord peaceably and quietly in as good order and condition as at the inception of the terms of this lease or as the same hereafter may be improved by Landlord or Tenant, reasonable use and wear thereof, damage from fire and extended coverage type risks, and repairs to the extent same are Landlord's obligation under this lease excepted. Goods and effects not removed by Tenant at the termination of this lease, however terminated, shall be considered abandoned, and Landlord may dispose of and/or store the same as it deems expedient, the cost thereof to be charged to Tenant.

     (d)  Not overload, damage or deface the Leased Premises or the building or do any act which might make void or violable any insurance on the
          Leased Premises or the building and/or the surrounding property, or which may render an increased or extra premium payable for insurance
          (and without prejudice to any right or remedy of Landlord regarding this subparagraph, Landlord shall have right to collect from Tenant, upon demand, any such increase or extra premium).

     (e)  Nor install or authorize the installation of any coin operated vending machines whatsoever on the Leased Premises.

12. ALTERATION AND ADDITIONS. Tenants shall make no alterations or additions to the Leased Premises without first obtaining Landlord's written consent, and if
Landlord so consents, Tenant agrees to submit the name of the contractor or workman to Landlord for Landlord's approval prior to the commencement of any such work, and such work will be performed in a manner and at times satisfactory to and approved In advance in writing by Landlord. All such alterations and additions, except trade fixtures and movable office furniture and equipment, shall be Landlord's property, and shall remain on the Leased Premises at the termination of this lease without compensation to Tenant.

Tenant will not mar, deface, or drill into the walls, floors, partitions, woodwork, or plaster of the Leased Premises, and will not drive nails or insert screws or bolts therein, except as required to install bookshelves and office equipment. Tenant will be liable at the termination of the lease for any damage caused by the installation of such bookshelves or office equipment.

13. SIGNS. No sign, placard, picture, advertisement or notice shall be displayed or attached to any part of the building except on the walls within the Leased
Premises. Upon reasonable notice to Tenant, Landlord shall have the right to remove any such prohibited sign, placard, picture, advertisement, name or notice at the expense of Tenant, and Landlord shall not be liable in damages for such removal Approved signs or lettering shall be printed, painted, affixed, or inscribed at the expense of Tenant in a manner, size, material, and style acceptable to Landlord. Landlord will provide nameplate for Tenant's entry door at Landlord's expense.

14. WINDOW COVERINGS. Tenants shall not install or use any blinds, shades.
screens, or awnings in a window or door of the Leased Premises unless approved in writing by the Landlord. In order that the exterior of the building in which the Leased Premises are located shall have a uniform and attractive appearance,
Tenant shall not use any draperies or window coverings in any window or exterior glass surface of the Leased Premises other than window coverings approved by
Landlord.

15. FIRE OR OTHER CASUALTY. If at any time during the term hereof, the Leased
Premises shall be damaged or destroyed by fire, the elements, or any other casualty, Tenant shall give immediate notice thereof to Landlord, and Landlord shall proceed to repair the same, provided such damage is susceptible to repair within a reasonable time after its occurrence. If such damage is not susceptible to repair within a reasonable time after its occurrence, both Landlord and
Tenant shall have the option of terminating this lease. If the lease continues, and if such damage is not caused by the negligence of Tenant, its agents, customers, or invitees, the rental hereunder shall abate proportionally during the period of repair to the extent that the Leased Premises are rendered unfit for use by Tenant in the ordinary conduct of its business. If the building is destroyed to the extent that substantial alteration or reconstruction of the building shall, in Landlord's sole opinion, be required, Landlord may terminate this Lease whether or not Leased Premises be actually damaged. In no event shall
Landlord be required to repair any damage to any property installed by Tenant.

16. CONDEMNATION PROCEEDINGS, If the whole or any part of the building shall be taken or condemned by a competent authority for any public or quasi-public use or purpose (or sold to such an authority pursuant to the threat of such taking), the term of this Lease shall cease and terminate from the date when possession is delivered to the condemning authority. In the event the Leased Premises are similarly taken, condelm1ed or sold in whole or in part, the term of this Lease shall cease and terminate on the date when possession is delivered to the condemning authority. In the event shall Tenant have any claim to any award made as the result of such taking, nor shall Tenant have any claim against Landlord for the value of any unexpired term of this Lease, but the rent shall be abated as of the date of such termination.

17. ASSIGNMENT OR SUBLETTING. The Tenant shall not assign this lease or sublease the Leased Premises or any part thereof or mortgage, pledge or hypothecate this leasehold interest or grant any concession or license within the Leased Premises unless and until the express written consent of the Landlord is first had and obtained. Notwithstanding any such written consent, the Tenant shall remain jointly and severally liable with any such assignee or sublease under the term hereof. In the event of such assignment or sublease, if the rental due and payable by the assignee or sublease exceeds the rental due by the Tenant unto the Landlord under the provisions of his lease, then the Landlord shall be entitled to any and all such excess rental. If the Tenant at any time shall attempt to assign this lease or sublet the Leased Premises or any part thereof without the Landlord's written consent, the Landlord, for a period of thirty
(30) days from the date of such attempted assignment or sublease by the Tenant, shall have the right to cancel this lease (or the applicable portion thereof) as to a partial assignment or subletting as of the commencement date stated in any such attempted assignment and subletting.

18. DEFAULT AND REMEDIES. Each of the following events shall be deemed to be an event of default:

     (a) The failure to pay any installment of rent or other money obligation herein required to be paid by Tenant unto the Landlord, or the default by the Tenant in the performance of or violation of any other term or provision of this lease, if such default is not cured within fifteen (15)
     days after written notice by the Landlord;

     (b) The filing or execution or occurrence of a petition in bankruptcy or other insolvency proceeding by or against the Tenant, or a petition or answer seeking relief under any provision of the Bankruptcy Act, or an assignment for the benefit of creditors, or a petition or other proceeding by or against the Tenant for the appointment of a trustee, receiver or liquidator of the Tenant or any of the Tenant's properties, or a proceeding by a governmental authority for the dissolution or liquidation of the
     Tenant; or the levying of a writ of execution or attachment on or against the Tenant's property, or the creation of a mechanic's lien or claim therefor against the Leased Premises or any improvements thereon caused by or resulting from any work performed, materials furnished, or obligation incurred by or at the request of the Tenant; and

     (c) The abandonment or vacating of the Leased Premises or any substantial portion thereof by the Tenant.

Should any of the above events of default occur, the Landlord may, without notice to the Tenant, thereupon re-enter and resume possession of the Leased
Premises and remove the Tenant and Tenant's property therefrom, and at Landlords option may either terminate this lease, or, without terminating the lease, lease the Leased Premises or any portion thereof for the account of the Tenant for the remainder of the term or for such term or terms as the landlord shall see fit.
Should the Landlord elect to re-let the Leased Premises for a new tenant or tenants, then the Tenant hereunder shall also be liable for the cost of any reletting, including brokerage and reasonable attorney's fees. In addition, the
Tenant shall pay for each month of Tenant's unexpired term the monthly rental above agreed to be paid by the Tenant, less such part thereof, if any, as the
Landlord shall have been able to collect from any new tenant or tenants, with the Landlord being expressly entitled to retain as his own property any excess rentals, if any, so collected by the Landlord. Landlord may, however, should he so desire, without reentering or resuming possession of the Leased Premises, and without terminating this lease, enforce, by all proper and legal suits and other means, his rights hereunder, including the collection of rent. All rights and remedies of Landlord hereunder shall be cumulative, and none shall be exclusive of the other, and shall be in addition to any remedy at law. Tenant hereby waives any right of redemption to which he or any person claiming under him might be entitled. Waiver of any default shall not operate to waive or in any manner affect any subsequent default hereunder.

19. BANKRUPTCY CLAUSE. Notwithstanding any of the provisions of paragraph 18 above, if a petition in bankruptcy be filed by or against the Tenant in a court of competent jurisdiction, the Landlord shall have the right, at his option, to terminate this lease by giving notice in writing, by registered mai1, to the receiver or trustee in bankruptcy, no later than ten (10) days from the date of the receipt by the Landlord of notice from such receiver or trustee in bankruptcy of the filing of such petition in bankruptcy by or against the
Tenant.

20. INDEMNITY .The Landlord shall not be liable to Tenant, his agents, employees, patrons, clients, customers, licensees, or invitees for any loss or damage occurring within the Leased Premises or for any damages sustained to person or property by reason of any defects known to tenant in the Leased
Premises or the building of which the Leased Premises are a part or the failure of the Landlord to repair such defects where Landlord is obligated to repair, until and unless the Tenant shall have given Landlord notice in writing of the existence of the defects. Further, Tenant agrees to indemnify and hold Landlord harmless from any claim, damage, or loss resulting from the use of the Leased
Premises by Tenant or anyone else.

21. SECURITY AGAINST BURGLARY, ETC. Tenant will be responsible for securing the
Leased Premises against burglary, robbery, theft, and other unlawful and unauthorized entry, and Landlord shall have no liability to Tenant or to
Tenant's employees, customers, agents, or invitees for any loss occurring on the
Leased Premises or in the building of which the Leased Premises are a part, by reason of burglary, theft, robbery, unlawful or unauthorized entry or otherwise by persons other than Landlord, Landlord's agents, or employees.

All doors to the Leased Premises will have locks, and Landlord will furnish
Tenant one complete set of keys to such locks. Tenant will be responsible for making copies of keys for employees. On the termination of this lease, all keys will be returned to Landlord.

22. ENTRY BY LANDLORD. Landlord and Landlord's agents, building manager, employees and independent contractors shall have the right to enter the Leased
Premises at all reasonable times, to examine the same or to show them to prospective purchasers or mortgages of the building, or any portion thereof, and to make such decoration, repairs, alterations, improvements, or additions as
Landlord deems desirable, and Landlord and Landlord's agents, employees and independent contractors shall re allowed to take all material into and upon the
Leased Premises that may re required therefor without the same constituting an eviction of Tenant, in whole or in part, and the rent reserved shall in no way abate while such decorations, repairs, alterations, improvements, or additions are being made, by reason of loss or interruption of the use of the Leased
Premises by Tenant or otherwise. During the six (6) months prior to the expiration of this Lease, Landlord may exhibit the Leased Premises to prospective tenants thereof.

23. NOTICES. Landlord and Tenant mutually agree that all notices sent or required to re sent by either party hereto unto the other party hereto shall re deemed sufficient if giving in writing and forwarded by Certified Mail. Return
Receipt Requested, postage prepaid. The parties hereto may from time to time by written notice given unto the other party change the address to which notices shall re sent, but unless and until so changed, it is agreed that all notices relevant hereto shall re sent:

     a)   To the Landlord: 3513, L.C.
                           4102 S. 311t Street, Suite 700
                           Temple, TI 76502

     b)   To the Tenant:   Communicate Now.com Inc.
                           2015 Birdcreek Terrace, Suite 102
                           Temple, TI 76502

24. SUBORDINATION. This lease is subordinate to all ground or underlying leases and to all mortgages or deeds of trust which may now or hereafter re secured upon the building and/or the property on which it is located and to all renewals, modifications, consolidations, replacements, and extensions thereof
This clause shall re self-operative and no further instrument of subordination shall re required, but in confirmation of such subordination, Tenant shall execute and deliver to Landlord, within fifteen (15) days after request, any certificate that Landlord or any mortgage may require acknowledging such subordination. Notwithstanding the foregoing, the party holding an instrument to which this Lease shall re subordinate shall have the right to recognize and preserve this Lease in the event of any foreclosure sale or possessor action and, in such case, this Lease shall continue in fun force and effect at the option of such party, and Tenant shall execute, acknowledge, and deliver any instrun1ent that has for its purpose and effect the confirmation of such attornment.

25. NO PAROLE REPRESENTATIONS. Tenant recognizes that neither Landlord nor anyone acting for Landlord has made any representations or promise with respect to the building, the property upon which it is located or the Leased Premises, except as herein expressly set forth and no rights, easements, or licenses are acquired by Tenant, by implication or otherwise, except as expressly set forth in the provision of this Lease. Taking possession of the Leased Premises by
Tenant shall be conclusive that Tenant accepts same "as is" and that the Leased
Premises and the building were in good and satisfactory condition at the time such possession was so taken.

26. HEIRS AND EXECUTORS BOUND; AMENDMENTS. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of
Landlord and Tenant and their respective heirs, distributes, executors, administrators, successors, and except as otherwise provided in this lease, assigns. The terms, provisions, covenants and conditions contained in this lease are complete agreement of the parties and may not re amended, altered or changed except by instrument in writing executed by the parties hereto.

27. PLACE OF PERFORMANCE. All covenants herein set forth shall re paid, kept and performed at Bell County, Texas.

28. RENEWAL OPTION. If, at the end of the primary term of this lease, Tenant is not in default on any of the terms, conditions, or covenants of the lease,
Tenant, but not any assignee or subtenant of Tenant. is hereby granted two (2)
options to renew this lease for ,an additional term of one (1) year upon the same terms and conditions contained in the lease with the
following exceptions:

     (a) The renewal option term will contain no further renewal options unless granted by Landlord in writing; and,
     (b) The rental rate for the 1st renewed term shall be $2,848.00 per month.
     (c) The rental rate for the 2nd renewed term shall be $2,990.00 per month.

If Tenant desires to renew this lease, Tenant will notify Landlord of its intention to renew no later than two (2) months prior to the expiration date of the lease.

29. SECURITY DEPOSIT. For the purpose of securing the prompt and faithful performance by Tenant of all and singular Tenant's agreements, covenants and obligations hereunder, Tenant, upon the execution hereof, has deposited with
Landlord the sum of $1,151.25 which is to be held by the Landlord during the term hereof, but Landlord shall be under no obligation to keep such deposit in a separate account or to pay interest to Tenant on such deposit. If and when all
Tenant's agreements, covenants and obligations hereunder shall have been fully performed, Landlord shall promptly turn over to Tenant the amount of such deposit. If Tenant defaults in performing any of the Tenant's agreements, covenants or obligations hereunder, Landlord may (but is not required to), from time to time, use and apply as much of said security deposit as shall be necessary to cure such default and, on such event, Tenant shall within five (5)
days after demand therefore, restore said deposit to its original amount.

30. SPECIAL PROVISIONS. None

 Executed this 9th day of March 2001.

                                                   3513, L.C. (Landlord)

                                               By: RODNEY DEYOE, CHARTER REAL
                                                   ESTATE SERVICES, INC., AGENT

                                               CommunicateNow.Com Inc. (Tenant)

                                               By: DAVID HANCOCK, President